SP Funds 2030 Target Date Fund
Schedule of Investments
January 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 98.0%	Shares	Value
SP Funds Dow Jones Global Sukuk ETF (a)(b)	150,092	$2,733,175
SP Funds S&P 500 Sharia Industry Exclusions ETF (b)	23,437	1,206,068
SP Funds S&P Global REIT Sharia ETF (b)	28,107	562,702
SP Funds S&P Global Technology ETF (b)	11,344	416,704
SP Funds S&P World (ex-US) ETF (b)	13,988	409,988
SPDR Gold Shares (c)	293	130,371
TOTAL EXCHANGE TRADED FUNDS (Cost $5,041,997)		5,459,008

TOTAL INVESTMENTS - 98.0% (Cost $5,041,997)		5,459,008
Other Assets in Excess of Liabilities - 2.0%		109,398
TOTAL NET ASSETS - 100.0%		$5,568,406

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	Non-income producing security.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

SP Funds 2030 Target Date Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$5,459,008	$–	$–	$5,459,008
Total Investments	$5,459,008	$–	$–	$5,459,008

Refer to the Schedule of Investments for further disaggregation of investment categories.

Transactions with affiliated companies during the period ended January 31, 2026 are as follows:

Security Name	Market Value as of October 31, 2025	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of January 31, 2026	Share Balance as of January 31, 2026	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
SP Funds Dow Jones Global Sukuk ETF	$ 2,520,544	$ 268,675	$ -	$ -	$ -	$ 2,733,175	150,092	$ 58,116	$ (56,044)	$ -
SP Funds S&P 500 Sharia Industry Exclusions ETF	1,152,572	57,757	-	(1,860)	-	1,206,068	23,437	1,661	(2,807)	406
SP Funds S&P Global REIT Sharia ETF	518,732	41,885	-	(14,126)	-	562,702	28,107	5,688	17,247	(1,036)
SP Funds S&P Global Technology ETF	401,417	34,290	-	(21,230)	-	416,704	11,344	3,219	(3,287)	5,514
SP Funds S&P World (ex-US) ETF	390,444	34,965	-	(45,686)	-	409,988	13,988	1,880	20,332	9,933
	$ 4,983,709	$ 437,572	$ -	$ (82,902)	$ -	$ 5,328,637	226,968	$ 70,564	$ (24,559)	$ 14,817